SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                November 20, 1998


          STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 1998, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-10)

                Structured Asset Securities Corporation
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



              Delaware               333-47499                 74-2440850
------------------------------     --------------         -------------------
State or Other Jurisdiction         (Commission            (I.R.S. Employer
     Of Incorporation)             File Number)           Identification No.)



        200 Vesey Street
       New York, New York                                          10285
------------------------------                              -----------------
(Address of Principal                                            (Zip Code)
 Executive Offices)



  Registrant's telephone number, including area code: (212) 526-5594

                               No Change
     --------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

          A. The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47499) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $241,452,178 in aggregate principal amount of Class A, Class AP, Class AX, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-10 on November 20, 1998. A Current Report on Form 8-K was filed on December 4, 1998 (the "Original Form 8-K"), to satisfy an undertaking, contained in the definitive Prospectus dated March 18, 1998, as supplemented by the Prospectus Supplement dated November 16, 1998 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

          The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 1998, between Structured Asset Securities Corporation, as depositor (the "Depositor") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class AP, Class AX, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class
R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $243,400,122 as of November 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

          This  Current  Report on Form 8-K/A is being filed to amend  Exhibit
4.1 (the Trust Agreement) and Exhibit 99.1 (the Mortgage Loan Sale and Assignment Agreement) attached to the Original Form 8-K and correct typographical errors therein.

          Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               1.1   Terms  Agreement,   dated  November  16,  1998,   between
                     Structured  Asset   Securities   Corporation  and  Lehman
                     Brothers Inc.*

               4.1 Trust Agreement, dated as of November 1, 1998, between Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Structured Asset Securities Corporation.

               99.2 Seller's Warranties and Servicing Agreement, dated as of November 1, 1998, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., as purchaser, Cendant Mortgage Corporation, as seller, and Cendant Residential Mortgage Trust, as seller.*

               99.3 Mortgage Loan Purchase Agreement, dated as of November 1, 1998, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., Cendant Mortgage Corporation and Cendant Residential Mortgage Trust.*


---------------------
         * Incorporated by reference to the Registrant's Current Report on Form 8-K dated November 20, 1998, filed with the Securities and Exchange Commission on December 4, 1998 (File No. 333-47499).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STRUCTURED ASSET SECURITIES
                                      CORPORATION



                                     By:  /s/ Stanley Labanowski
                                          ----------------------------
                                          Name:  Stanley Labanowski
                                          Title:  Authorized Signatory



Dated:  December 10, 1998

                                 EXHIBIT INDEX



Exhibit No.                   Description                              Page No.



4.1 Trust Agreement, dated as of November 1, 1998, between Structured Asset Securities Corporation, as Depositor and U.S. Bank National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Structured Asset Securities Corporation.